UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 12, 2017

Argos Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35443	56-2110007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4233 Technology Drive, Durham, North Carolina 27704
(Address of Principal Executive Offices) (Zip Code)

(919) 287-6300
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On September 12, 2017, the Company issued a press release reporting on an update on the interim analysis of data from its ongoing Phase 3 ADAPT clinical trial evaluating Rocapuldencel-T for the treatment of metastatic renal cell carcinoma that was presented on September 11, 2017 by Robert Figlin, MD, Professor and Chairman, Division of Hematology and Oncology at Cedars Sinai Medical Center, and co-principal investigator of the ADAPT trial at the European Society for Medical Oncology 2017 Congress in Madrid, Spain. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated September 12, 2017, entitled “Argos Therapeutics Reports on Interim Analysis of Phase 3 ADAPT Trial Presented at ESMO 2017 Congress”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argos Therapeutics, Inc.

Date: September 12, 2017	By:	/s/ Jeffrey D. Abbey
Jeffrey D. Abbey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 12, 2017, entitled “Argos Therapeutics Reports on Interim Analysis of Phase 3 ADAPT Trial Presented at ESMO 2017 Congress”